                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549

                                                     FORM 8-K
                                                 CURRENT REPORT

                                          PURSUANT TO SECTION 13 OR 15(d)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934

                                                  August 12, 2002
                                         (Date of earliest event reported)

                                           Commission file number 1-7349

                                                 BALL CORPORATION
                              (Exact name of Registrant as specified in its charter)

                             Indiana                    1-7349                 35-0160610
                            (State of                (Commission             (IRS Employer
                          Incorporation)               File No.)           Identification No.)

                           10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
                           (Address of principal executive offices, including zip code)

                                                  (303) 469-3131
                               (Registrant's telephone number, including area code)

                                                  Not Applicable
                           (Former name or former address, if changed since last report)

                                                 Ball Corporation
                                            Current Report on Form 8-K
                                               Dated August 12, 2002

Item 9.  Regulation FD Disclosure

On June 27, 2002, the Securities and Exchange Commission issued an Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.  The Order requires the principal financial officer and the principal executive officer of the Companies to:

     (a)   file a written statement, under oath, that is in a form prescribed by the Securities and Exchange
           Commission, including a statement declaring whether or not the contents of that statement have been reviewed with the company's audit committee, or

     (b)   file a written statement, under oath, describing the facts and circumstances that would make such a statement incorrect and declaring whether or not the contents of that statement have been reviewed with the company's audit committee.

A "covered" report is an Annual Report on Form 10-K filed with the United States Securities and Exchange Commission, all reports on Form 10-Q, all reports on Form 8-K, and all definitive proxy materials of the reporting company filed with the Commission subsequent to the filing of Form 10-K identified in the statement, and any amendments to any of the foregoing.

On August 9, 2002, R. David Hoover, Chairman of the Board, President and Chief Executive Officer of Ball Corporation
and Raymond J. Seabrook, Senior Vice President and Chief Financial Officer of Ball Corporation, each executed, under oath, statements in accordance with the Securities and Exchange Commission Order stating that:

o        no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o        no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

Each officer attests that they have reviewed the contents of the statement with the Audit Committee of the Board of Directors of Ball Corporation.  A covered report is defined in the statement to include the Annual Report on
Form 10-K filed with the United States Securities and Exchange Commission ("Commission") on March 28, 2002; all
reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Ball Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and any amendments to any of the foregoing through the signature date of the statement.

The statements executed by the Chairman of the Board, President and Chief Executive Officer of Ball Corporation
and the Senior Vice President and Chief Financial Officer of Ball Corporation are furnished to the Securities and
Exchange Commission (and not deemed to be filed herewith) and are attached hereto as Exhibit 99.1 and
Exhibit 99.2, respectively.

                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALL CORPORATION
                                                     (Registrant)

                                                     By:      /s/ Raymond J. Seabrook
                                                              Name:  Raymond J. Seabrook
                                                              Title:  Senior Vice President and  Chief Financial
                                                              Officer

Date:  August 12, 2002

                                         Ball Corporation and Subsidiaries
                                                     Form 8-K
                                                  August 12, 2002

                                EXHIBIT INDEX
                                 Description                                                        Exhibit
Sworn Statement by the Principal Executive Officer of Ball Corporation                                99.1
Regarding the Order Requiring the Filing of Sworn Statements Pursuant to
Section 21(a)(1) of the Securities Exchange Act of 1934.
Sworn Statement by the Principal Financial Officer of Ball Corporation                                99.2
Regarding the Order Regarding the Filing of Sworn Statements Pursuant to
Section 21(a)(1) of the Securities Exchange Act of 1934.